CLEARBRIDGE AGGRESSIVE GROWTH FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited)	November 30, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.7%
COMMUNICATION SERVICES - 29.2%
Entertainment - 4.2%
Liberty Media Corp.-Liberty Formula One, Class C Shares	665,495	$40,541,955	*
Madison Square Garden Entertainment Corp.	1,051,272	69,510,105	*
Madison Square Garden Sports Corp.	688,469	118,602,555	*
World Wrestling Entertainment Inc., Class A Shares	888,460	43,854,385

Total Entertainment		272,509,000

Interactive Media & Services - 8.6%
Match Group Inc.	953,349	123,925,836	*
Meta Platforms Inc., Class A Shares	543,181	176,240,507	*
Twitter Inc.	5,746,922	252,519,753	*

Total Interactive Media & Services		552,686,096

Media - 16.4%
AMC Networks Inc., Class A Shares	1,602,734	61,881,560	*
Comcast Corp., Class A Shares	8,927,218	446,182,356
Discovery Inc., Class A Shares	2,621,957	61,012,939	*
Discovery Inc., Class C Shares	2,386,630	54,200,367	*
Liberty Broadband Corp., Class A Shares	863,817	130,937,381	*
Liberty Broadband Corp., Class C Shares	686,922	106,369,872	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	1,466,114	71,546,363	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	2,681,502	131,205,893	*

Total Media		1,063,336,731

TOTAL COMMUNICATION SERVICES		1,888,531,827

CONSUMER DISCRETIONARY - 0.9%
Internet & Direct Marketing Retail - 0.9%
Etsy Inc.	219,300	60,215,394	*

FINANCIALS - 1.7%
Capital Markets - 1.7%
Cohen & Steers Inc.	1,197,282	107,480,005

HEALTH CARE - 23.8%
Biotechnology - 11.4%
AbbVie Inc.	498,225	57,435,378
Agios Pharmaceuticals Inc.	699,374	24,911,702	*
Biogen Inc.	1,014,062	239,054,976	*
Ionis Pharmaceuticals Inc.	2,086,537	55,293,230	*
Ultragenyx Pharmaceutical Inc.	921,177	69,300,146	*
Vertex Pharmaceuticals Inc.	1,558,655	291,374,966	*

Total Biotechnology		737,370,398

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2021 Quarterly Report	1

CLEARBRIDGE AGGRESSIVE GROWTH FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	November 30, 2021

SECURITY	SHARES	VALUE
Health Care Equipment & Supplies - 1.0%
Insulet Corp.	56,400	$16,268,016	*
Medtronic PLC	464,236	49,533,981

Total Health Care Equipment & Supplies		65,801,997

Health Care Providers & Services - 8.7%
Guardant Health Inc.	888,658	93,415,729	*
UnitedHealth Group Inc.	1,056,407	469,277,117

Total Health Care Providers & Services		562,692,846

Life Sciences Tools & Services - 2.5%
10X Genomics Inc., Class A Shares	442,400	67,603,144	*
Charles River Laboratories International Inc.	252,500	92,382,175	*

Total Life Sciences Tools & Services		159,985,319

Pharmaceuticals - 0.2%
Bausch Health Cos. Inc.	649,120	15,475,021	*

TOTAL HEALTH CARE		1,541,325,581

INDUSTRIALS - 7.2%
Aerospace & Defense - 2.9%
L3Harris Technologies Inc.	894,567	187,036,068

Building Products - 3.0%
Johnson Controls International PLC	2,568,669	192,033,694

Machinery - 0.4%
Pentair PLC	351,956	25,935,638

Road & Rail - 0.9%
Lyft Inc., Class A Shares	1,481,180	60,150,720	*

TOTAL INDUSTRIALS		465,156,120

INFORMATION TECHNOLOGY - 35.8%
Electronic Equipment, Instruments & Components - 6.3%
TE Connectivity Ltd.	2,641,579	406,618,256

Semiconductors & Semiconductor Equipment - 12.4%
Broadcom Inc.	771,171	426,981,959
Wolfspeed Inc.	3,097,474	379,812,262	*

Total Semiconductors & Semiconductor Equipment		806,794,221

Software - 12.2%
Autodesk Inc.	1,080,021	274,530,538	*
Cerence Inc.	959,334	72,122,730	*
Crowdstrike Holdings Inc., Class A Shares	291,300	63,252,882	*
DocuSign Inc.	731,223	180,144,098	*
Dolby Laboratories Inc., Class A Shares	762,623	63,610,385
HubSpot Inc.	167,500	135,157,425	*

Total Software		788,818,058

See Notes to Schedule of Investments.

2	ClearBridge Aggressive Growth Fund 2021 Quarterly Report

CLEARBRIDGE AGGRESSIVE GROWTH FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	November 30, 2021

SECURITY		SHARES	VALUE
Technology Hardware, Storage & Peripherals - 4.9%
Seagate Technology Holdings PLC		2,356,110	$241,901,814
Western Digital Corp.		1,296,198	74,972,092	*

Total Technology Hardware, Storage & Peripherals			316,873,906

TOTAL INFORMATION TECHNOLOGY			2,319,104,441

MATERIALS - 1.1%
Metals & Mining - 1.1%
Freeport-McMoRan Inc.		1,985,002	73,603,874

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,249,123,400)			6,455,417,242

	RATE
SHORT-TERM INVESTMENTS - 0.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	13,755,163	13,755,163
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	3,438,791	3,438,791	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $17,193,954)			17,193,954

TOTAL INVESTMENTS - 99.9% (Cost - $2,266,317,354)			6,472,611,196
Other Assets in Excess of Liabilities - 0.1%			3,786,761

TOTAL NET ASSETS - 100.0%			$6,476,397,957

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2021, the total market value of investments in Affiliated Companies was $3,438,791 and the cost was $3,438,791 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2021 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

5

Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$6,455,417,242	—	—	$6,455,417,242
Short-Term Investments†	17,193,954	—	—	17,193,954

Total Investments	$6,472,611,196	—	—	$6,472,611,196

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended November 30, 2021. The following transactions were effected in such company for the period ended November 30, 2021.

	Affiliate Value at August 31,	Purchased		Sold
	2021	Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$7,529,714	$33,519,214	33,519,214	$37,610,137	37,610,137

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$70	—	$3,438,791

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